EXHIBIT 32(a)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of National Western Life Insurance Company (the "Registrant") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), the undersigned officer certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

    (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: November 13, 2003	/s/Robert L. Moody

Name: Robert L. Moody
Title: Chairman of the Board and Chief Executive Officer